Exhibit 10.14
RELEASE AND SEVERANCE AGREEMENT
THIS RELEASE AND SEVERANCE AGREEMENT (“Agreement”) is entered into between Glori Oil Limited, its parents, subsidiaries, operating divisions, and affiliates, their officers, directors, trustees, and employees (collectively “Company”) and Bhupendra Soni (“Employee”). Company and Employee (the “Parties”) wish to define the terms of Employee’s exit from Company. Therefore, the Parties hereby agree as follows:
1. Employment Termination. Employee agrees that Company has communicated verbally its intent to terminate his employment with Company effective January 7, 2011. Employee agrees that under his employment agreement of November 21, 2006, Company has the right to terminate his employment effective January 7, 2011. However, in consideration for Employee’s promises herein, Company agrees to continue Employee’s employment through June 30, 2011, under the terms of this Agreement. Effective July 1, 2011, Employee will no longer be employed with Company.
2. November 21, 2006, Agreement Replaced Going Forward. The Parties agree that this Agreement shall replace the prior employment agreement between the parties created by the letter to Employee of November 21, 2006, (the “Prior Employment Agreement”) to govern their relationship after January 7, 2011. However, nothing herein shall replace or modify the Confidentiality, Proprietary Information and Inventions Assignment, and Non-Compete Agreement (“Confidentiality Agreement”) entered into on December 2, 2006.
3. Payments to Employee.
     3.1 Salary and benefits. Company will pay Employee on the basis of a monthly salary of Eight Thousand One Hundred Twenty-Five Dollars ($8,125.00), less any required withholdings and deductions, through June 30, 2011. Company will make payments to Employee on Company’s regular payroll dates, commencing on the next payroll date that follows execution of this document and completion of the revocation period set forth in Section 6 of this Agreement. Employee understands and acknowledges that he is not eligible to receive a bonus of any kind, though he will receive medical, dental, vision, accident and disability, and all similar benefits made available generally to employees of Company while employed and retain his employee status under any stock option plan, which shall govern any such rights. Employee understands and acknowledges that his continued employment and salary and benefits described herein are only made available to him in exchange for the promises made in this Agreement.
     3.2 Severance. Company will pay to Employee a lump sum of One Thousand Dollars ($1,000.00) in consideration for and contingent upon Employee abiding by the terms of this Agreement and executing and not revoking the Supplemental Release and Separation Agreement (“Supplemental Agreement”), a copy of which is attached as Exhibit A, on or after July 1, 2011.. This payment, less any required withholdings and deductions, will be processed with the next regular payroll following the seven (7) day revocation period provided for in the Supplemental Agreement.

4. Employee Obligations.
     4.1 Transition Services. From January 7, 2011, through June 30, 2011, Employee agrees to perform, on a part-time and as needed basis, services as may be reasonably requested by Company.
     4.2 General Release by Employee. In consideration of this Agreement and payments provided for herein, Employee hereby WAIVES, RELEASES AND FOREVER DISCHARGES Company (including all of its respective parents, subsidiaries, operating divisions, and affiliates), and each such entity’s present or former trustees, board members, officers, directors, partners, employees, or agents, along with their heirs, legal representatives, successors and assigns (collectively “the Released Parties”), from any and all claims, demands, causes of action, contracts, warranties, covenants, debts, dues, damages, demands and rights, in law or in equity (whether or not Employee now knows them to exist), including, without limitation: any claim based on Title VII of the Civil Rights Act of 1964, the Civil Rights Act of 1866, the Civil Rights Act of 1991, the Americans With Disabilities Act, the Age Discrimination in Employment Act of 1967, the Older Workers Benefit Protection Act, the Equal Pay Act, the National Labor Relations Act, the Employee Retirement Income Security Act of 1974, Sections 503 and 504 of the Rehabilitation Act of 1973, the Worker Adjustment Retraining and Notification Act, and the Sarbanes Oxley Act of 2002, all as amended; any claims under the Texas Commission on Human Rights Act, Texas civil rights law, or Texas whistleblower statutes; and any claims based on any other federal, state and local anti-discrimination, labor or employment laws or regulations that Employee ever had or may now have (up to the date he signs this Agreement) against the Released Parties. Employee also specifically releases and discharges any claims he may have based upon any employment agreement with Company or any of the Released Parties. This release includes, but is not limited to, any and all rights under the Prior Employment Agreement, including rights which would arise from termination of employment thereunder. To the fullest extent permitted by law, Employee PROMISES NOT TO SUE or bring any lawsuit related to the claims Employee is waiving by this Agreement against Company and/or related persons in the future, individually or as a member of a class, and Employee will immediately withdraw with prejudice any such lawsuit that Employee may have initiated before the effective date of this Agreement. Employee acknowledges that although this provision prohibits Employee from filing or maintaining a lawsuit concerning claims covered by this Agreement, it does not prohibit Employee from lodging a charge or complaint with any governmental agency. This Agreement and General Release and Employee’s promise not to sue is binding on Employee, Employee’s heirs, legal representatives and assigns.
     4.3 Supplemental Release by Employee. In consideration of this Agreement and the severance set forth in paragraph 3.2, which Employee hereby acknowledges is sufficient consideration, Employee agrees to sign and agree to the Supplemental Agreement (Exhibit A).
     4.4 Company’s Confidential Information. Employee represents that he has complied with and Employee agrees that he continues to be bound by his commitments and obligations under the Confidentiality Agreement.

5. No Admission of Liability. The Parties agree that this Agreement is entered into solely because of a desire on the part of all concerned to part company on mutually-beneficial terms. Neither of the Parties admit liability or any wrongdoing.
6. Older Workers Benefit Protection Act. Employee acknowledges that by signing this Agreement, that he is releasing any claims that he may have had under the Age Discrimination in Employment Act arising on or before the date of the Agreement. Employee acknowledges that he has been advised in writing to consult with an attorney and has been given a fair opportunity to consult with an attorney, prior to execution of this Agreement. Employee acknowledges and agrees that he has been given at least twenty one (21) days in which to consider this Agreement. To the extent he executes this Agreement sooner, Employee waives the twenty one (21) day period in which to consider this Agreement. Employee understands that he may revoke this release of any claims under the Age Discrimination in Employment Act within seven (7) days after the execution of this Agreement and that any release of those claims is not effective until the seven day period has expired. Employee understands the terms and conditions of this Agreement, agrees to abide by this Agreement, and knowingly and voluntarily executes it without hidden reservations.
7. Texas Law. The laws of Texas shall apply to this Agreement. Any dispute concerning it must be brought in a State or Federal Court located in Harris County, Texas.
8. Entire Agreement. Except as otherwise provided in this Agreement, Employee agrees that this is the Parties’ entire agreement and that this agreement supersedes and replaces any other agreement or understanding between the parties. Notwithstanding this paragraph, Employee agrees this Agreement shall not in any way affect, modify, or nullify the Confidentiality Agreement. This Agreement shall not be modified, altered, or discharged except by written agreement signed by Employee and an authorized Company representative.
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EMPLOYEE ACKNOWLEDGES AND AGREES: THAT EMPLOYEE HAS BEEN ADVISED TO CONSULT WITH AN ATTORNEY PRIOR TO EXECUTING THIS AGREEMENT; THAT TO THE EXTENT EMPLOYEE HAS DESIRED, EMPLOYEE HAS AVAILED HIMSELF TO THAT RIGHT; THAT EMPLOYEE HAS CAREFULLY READ AND UNDERSTANDS ALL OF THE PROVISIONS OF THIS AGREEMENT; AND THAT EMPLOYEE IS KNOWINGLY AND VOLUNTARILY ENTERING INTO THIS AGREEMENT WITH FULL UNDERSTANDING OF ITS MEANING AND EFFECT. EMPLOYEE AND COMPANY AGREE THAT THE PROMISES PROVIDED HEREIN ARE IN ADDITION TO ANYTHING OF VALUE TO WHICH THE EMPLOYEE IS ALREADY ENTITLED.

Bhupendra Soni			Glori Oil Limited

Signature:	/s/ Bhupendra Soni		Signature:	/s/ Stuart Page

	Name:	Bhupendra Soni		Name:	Stuart Page, President

	Date:	January 15, 2011		Date:	January 15, 2011

EXHIBIT A
SUPPLEMENTAL RELEASE AND SEPARATION AGREEMENT
     THIS SUPPLEMENTAL RELEASE AND SEPARATION AGREEMENT (“Supplemental Agreement”) is entered into between Glori Oil Limited, its parents, subsidiaries, operating divisions, and affiliates, their officers, directors, trustees, and employees (collectively “Company”) and Bhupendra Soni (“Employee”). Company and Employee (the “Parties”) wish to severe their employment relationship and resolve any and all matters of dispute between them fully and amicably. Therefore, the Parties hereby agree as follows:
1. Termination Date. Employee’s employment with Company ends June 30, 2011.
2. Payment to Employee. Company will pay to Employee a lump sum of One Thousand Dollars ($1,000.00) in consideration for his executing and not revoking this Supplemental Agreement. This payment will be processed with the next regular payroll following the seven (7) day revocation period provided for in this Supplemental Agreement.
3. Employee Obligations.
     3.1 General Release by Employee. In consideration of this Supplemental Agreement and payment provided for herein, Employee hereby WAIVES, RELEASES AND FOREVER DISCHARGES Company (including all of its respective parents, subsidiaries, operating divisions, and affiliates), and each such entity’s present or former trustees, board members, officers, directors, partners, employees, or agents, along with their heirs, legal representatives, successors and assigns (collectively “the Released Parties”), from any and all claims, demands, causes of action, contracts, warranties, covenants, debts, dues, damages, demands and rights, in law or in equity (whether or not Employee now knows them to exist), including, without limitation: any claim based on Title VII of the Civil Rights Act of 1964, the Civil Rights Act of 1866, the Civil Rights Act of 1991, the Americans With Disabilities Act, the Age Discrimination in Employment Act of 1967, the Older Workers Benefit Protection Act, the Equal Pay Act, the National Labor Relations Act, the Employee Retirement Income Security Act of 1974, Sections 503 and 504 of the Rehabilitation Act of 1973, the Worker Adjustment Retraining and Notification Act, and the Sarbanes Oxley Act of 2002, all as amended; any claims under the Texas Commission on Human Rights Act, Texas civil rights law, or Texas whistleblower statutes; and any claims based on any other federal, state and local anti-discrimination, labor or employment laws or regulations that Employee ever had or may now have (up to the date he signs this Supplemental Agreement) against the Released Parties. Employee also specifically releases and discharges any claims he may have based upon any employment agreement with Company or any of the Released Parties. To the fullest extent permitted by law, Employee PROMISES NOT TO SUE or bring any lawsuit related to the claims Employee is waiving by this Supplemental Agreement against Company and/or related persons in the future, individually or as a member of a class, and Employee will immediately withdraw with prejudice any such lawsuit that Employee may have initiated before the effective date of this Supplemental Agreement. Employee acknowledges that although this provision prohibits Employee from filing or maintaining a lawsuit concerning claims covered by this Supplemental Agreement, it does not prohibit Employee from lodging a charge or complaint with any governmental agency.

This Supplemental Agreement and Employee’s promise not to sue is binding on Employee, Employee’s heirs, legal representatives and assigns.
     3.2 Company’s Confidential Information. Employee represents that he has complied with and Employee agrees that he continues to be bound by his commitments and obligations in the Confidentiality, Proprietary Information And Inventions Assignment, And Non-Compete Agreement (“Confidentiality Agreement”) entered into on December 2, 2006.
4. No Admission of Liability. The Parties agree that this Supplemental Agreement is entered into solely because of a desire on the part of all concerned to part company on mutually-beneficial terms. Neither of the Parties admit liability or any wrongdoing.
5. Payment in Full. Employee acknowledges and represents that once the payment referenced in this Supplemental Agreement is provided, Company will have paid all salary, wages, or any other bonuses, accrued vacation, and any and all other benefits due to Employee and fulfilled all payment obligations to Employee as a result of the services Employee has performed for Company.
6. Capacity and Absence of Reliance. Employee represents that he is legally competent to execute this Supplemental Agreement, that he has not transferred or given any of his legal rights recognized in this Supplemental Agreement to any other person, and that he is not relying on any representations by Company not fully expressed in this document.
7. Older Workers Benefit Protection Act. Employee acknowledges that by signing this Supplemental Agreement, that he is releasing any claims that he may have had under the Age Discrimination in Employment Act arising on or before the date of the Agreement. Employee acknowledges that he has been advised in writing to consult with an attorney and has been given a fair opportunity to consult with an attorney, prior to execution of this Supplemental Agreement. Employee acknowledges and agrees that he has been given at least twenty one (21) days in which to consider this Supplemental Agreement. To the extent he executes this Supplemental Agreement sooner, Employee waives the twenty one (21) day period in which to consider this Supplemental Agreement. Employee understands that he may revoke this release of any claims under the Age Discrimination in Employment Act within seven (7) days after the execution of this Supplemental Agreement and that any release of those claims is not effective until the seven day period has expired. Employee understands the terms and conditions of this Supplemental Agreement, agrees to abide by this Supplemental Agreement, and knowingly and voluntarily executes it without hidden reservations.
8. Texas Law. The laws of Texas shall apply to this Supplemental Agreement. Any dispute concerning it must be brought in a State or Federal Court located in Harris County, Texas.
9. Entire Agreement. Except as otherwise provided in this Supplemental Agreement, Employee agrees that this is the Parties’ entire agreement and that this Supplemental Agreement supersedes and replaces any other agreement or understanding between the parties. Notwithstanding this paragraph, Employee agrees this Supplemental Agreement shall not in any way affect, modify, or nullify the Confidentiality Agreement. This Supplemental Agreement

shall not be modified, altered, or discharged except by written agreement signed by Employee and an authorized Company representative.
EMPLOYEE ACKNOWLEDGES AND AGREES: THAT EMPLOYEE HAS BEEN ADVISED TO CONSULT WITH AN ATTORNEY PRIOR TO EXECUTING THIS SUPPLEMENTAL AGREEMENT; THAT TO THE EXTENT EMPLOYEE HAS DESIRED, EMPLOYEE HAS AVAILED HIMSELF TO THAT RIGHT; THAT EMPLOYEE HAS CAREFULLY READ AND UNDERSTANDS ALL OF THE PROVISIONS OF THIS SUPPLEMENTAL AGREEMENT; AND THAT EMPLOYEE IS KNOWINGLY AND VOLUNTARILY ENTERING INTO THIS SUPPLEMENTAL AGREEMENT WITH FULL UNDERSTANDING OF ITS MEANING AND EFFECT. EMPLOYEE AND COMPANY AGREE THAT THE PROMISES PROVIDED HEREIN ARE IN ADDITION TO ANYTHING OF VALUE TO WHICH THE EMPLOYEE IS ALREADY ENTITLED.

Bhupendra Soni			Glori Oil Limited

Signature:	/s/ Bhupendra Soni		Signature:	/s/ Stuart Page

	Name:	Bhupendra Soni		Name:	Stuart Page, President

	Date:	January 15, 2011		Date:	January 15, 2011